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                                                                      Exhibit 32

CERTIFICATION REQUIRED BY RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the filing of the Quarterly Report on Form 10-Q of Pro-Fac Cooperative, Inc. for the fiscal quarter ended December 24, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen R. Wright, General Manager, Chief Executive Officer, Chief Financial Officer and Secretary of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully  complies with the  requirements  of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

      Dated: February 6, 2006                   /s/ Stephen R. Wright
                                       -----------------------------------------
                                       General Manager, Chief Executive Officer,
                                       Chief Financial Officer and Secretary
                                       (Principal Executive Officer and
                                       Principal Financial Officer)